BERGER INSTITUTIONAL PRODUCTS TRUST
ANNUAL REPORT
December 31, 1997




                              BERGER IPT-100 FUND
                       BERGER IPT-GROWTH AND INCOME FUND
                      BERGER IPT-SMALL COMPANY GROWTH FUND
                       BERGER/BIAM IPT-INTERNATIONAL FUND




     Berger Institutional Products Trust is presenting a combined annual report which includes the Berger IPT-100 Fund, Berger IPT-Growth and Income Fund, Berger IPT-Small Company Growth Fund, and Berger/BIAM IPT-International Fund. The report reflects the financial position of each Fund at December 31, 1997, the results of their operations for the periods ending December 31, 1997 and the changes in their net assets, and financial highlights for the periods ended December 31, 1997 and for the period May 1, 1996 (commencement of investment operations) through December 31, 1996, in a single document. The Berger/BIAM IPT-International Fund commenced investment operations on May 1, 1997.



                               Table of Contents



BERGER IPT-100 FUND
   Portfolio Manager's Letter ...............................................1
   Schedule of Investments ..................................................3

BERGER IPT-GROWTH AND INCOME FUND
   Portfolio Managers' Letter ...............................................8
   Schedule of Investments .................................................10

BERGER IPT-SMALL COMPANY GROWTH FUND
   Portfolio Manager's Letter ..............................................15
   Schedule of Investments .................................................17

BERGER/BIAM IPT-INTERNATIONAL FUND
   Portfolio Managers' Letter ..............................................23
   Schedule of Investments .................................................26



Financial Statements .......................................................29
Notes to Financial Statements ..............................................33
Financial Highlights .......................................................38
Report of Independent Accountants ..........................................40

BERGER IPT-100 FUND



Portfolio Manager's Commentary                                 Patrick S. Adams

Performance

This was a significant transition year for the Berger IPT -- 100 Fund (the "Fund"). Pat Adams took over the helm of your Fund in early February and undertook a significant restructuring. Unfortunately, the market environment was at cross-purposes with our investment approach for fully half of the year. As a result, the Fund's annual total return of 13.76%/1/ for the year ended December 31, 1997 lagged the Standard & Poor's (S&P) 500/2/ annual total return of 33.36% for the same period.

Year in Review

We began repositioning the Fund's portfolio in February, doing what we call "weeding the garden." We pulled older stocks that may have reached their full potential or that had not been performing up to expectations and made growing room for newer names. We repositioned the Fund slowly and carefully and completed most of the moves we felt were necessary by the end of June. The second quarter saw a strong rotation in the market, largely in response to the Federal Reserve Board's interest rate increase. In a "flight to quality," skittish investors sought refuge in large, liquid "blue chip" or "index" stocks, which, while very expensive, are viewed by many as "safe" investments in a volatile market. This environment was inhospitable to our investment style, which emphasizes reasonably priced, high-quality companies with a history of strong, consistent earnings growth.

The difference between second and third quarter Fund performance was like night and day. After disappointing results in the second quarter, we outperformed broad market averages and were very competitive in our peer group of funds in the third quarter. This was the result of two factors. First, our restructuring efforts began to bear fruit, and, second, the market broadened out and investors rediscovered the merits of the types of stocks held in our Fund.

In the fourth quarter the market caught the "Asian flu", and so did the Fund. We significantly lagged the S&P 500 this quarter -- 4.83% total return for the Fund compared to 2.87% for the index. Southeast Asia's economic woes, which potentially may result in a decline in Gross Domestic Product growth worldwide, spooked a U.S. stock market that had experienced more than two years of unprecedented growth. As we saw in the second quarter, the market again turned defensive and rushed to large cap stocks. Once again, that hurt your Fund because we do not invest in many of the very expensive, big name, defensive stocks heavily favored by the market this quarter.

In addition, the technology sector, in which we are heavily weighted, was negatively impacted by the Asian downturn. Investors believe, somewhat unfairly, that technology companies, especially manufacturers, have a high exposure to Asian countries. Yet, personal computer sales in Asia (excluding China and Japan) account for less than 10% of worldwide totals.

We don't believe that the performance of technology stocks in the fourth quarter indicates problems in the industry or in many companies. Although slightly slower growth rates in computer sales are likely in the future, we think technology stocks will come back strong in 1998, particularly if fourth quarter 1997 and first quarter 1998 earnings reports reveal continued strong fundamentals. For this reason, we used the fourth quarter downturn in technology as a buying opportunity and increased our technology holdings from 21.4% of total Fund assets on September 30 to 28.9% on December 31.

We also took advantage of lower prices to add to our energy holdings, increasing this small sector weighting from 1.5% on September 30 to 5.9% at year-end. We took some profits in healthcare because we believe this sector looks overextended.

Looking Ahead

We are optimistic about economic prospects for 1998. As investors put Asian problems in perspective and recognize the U.S. economy's strengths (strong employment, low inflation, steady growth rates), we believe the markets will broaden out once again. We believe this will provide a far more favorable backdrop for our growth at a reasonable price investment style.


/1/ Performance figures are based on historical results, including reinvestment of dividends and capital gains, and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/ The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. One cannot invest directly in an index.

                         -----------------------------
                              Berger IPT-100 Fund
                          Average Annual Total Return
                            As of December 31, 1997
                         -----------------------------
                           1 Year    Since Inception
                                          5/1/96
                         -----------------------------
                           13.8%           10.5%
                         -----------------------------

                           [LINE GRAPH APPEARS HERE]


              Comparison of Change in Value of $10,000 Investment
                            in Berger IPT-100 Fund
                     vs. S&P 500 and Cost of Living Index

Initial Investment $10,000                                    Value of Shares


              Berger IPT-100 Fund     S&P 500      Cost of Living Index
              -------------------     -------      --------------------

  5/1/96            10,000            10,000             10,000
 6/30/96             9,780            10,309             10,026
 9/30/96            10,080            10,625             10,096
12/31/96            10,390            11,510             10,147
 3/31/97            10,030            11,821             10,237
 6/30/97            11,250            13,880             10,256
 9/30/97            12,420            14,918             10,313
12/31/97            11,820            15,345             10,333

           Past performance is not predictive of future performance.

BERGER
IPT-100 Fund                                                   December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock                                                  88.4%

Auto/Truck-Original Equipment                                  1.5%
     400 Lear Corporation*                                            $   19,000
                                                                      ----------

Banks-Money Center                                             3.6%
     240 Chase Manhattan Corporation                                      26,280
     300 Nationsbank Corporation                                          18,244
                                                                      ----------
                                                                          44,524
                                                                      ----------

Beverages-Soft Drinks                                          1.8%
     600 PepsiCo, Inc.                                                    21,863
                                                                      ----------

Commercial Services-Misc                                       0.8%
     450 Medpartners, Inc.                                                10,069
                                                                      ----------

Computer-Graphics                                              1.8%
     900 Cadence Design Systems, Inc.*                                    22,050
                                                                      ----------

Computer-Local Networks 1.9%
     600 Bay Networks, Inc.*                                              15,338
     150 Cisco Systems, Inc.*                                              8,363
                                                                      ----------
                                                                          23,701
                                                                      ----------

Computer-Mini/Micro                                            2.2%
     200 Compaq Computer Corporation                                      11,288
     400 Sun Microsystems*                                                15,950
                                                                      ----------
                                                                          27,238
                                                                      ----------

Computer-Services                                              2.0%
     300 Computer Sciences Corporation*                                   25,050
                                                                      ----------

Computer-Software                                              6.1%
     200 BMC Software, Inc.*                                              13,125
     100 Microsoft Corporation*                                           12,925
     885 Parametric Technology Corporation*                               41,927
     200 Peoplesoft Inc.*                                                  7,800
                                                                      ----------
                                                                          75,777
                                                                      ----------

Diversified Operations                                         1.0%
     200 Dupont EI DE Nemours                                             12,013
                                                                      ----------

BERGER
IPT-100 Fund                                                  December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Electrical-Semiconductor Equipment                             3.6%
     500 Applied Materials, Inc.*                                     $   15,063
     200 KLA Tenor Corporation*                                            7,725
     750 Lam Research Corporation*                                        21,938
                                                                      ----------
                                                                          44,726
                                                                      ----------

Electrical-Semiconductor Manufacturing                         7.6%
     285 Linear Technology Corporation                                    16,423
     360 Maxim Integrated Products, Inc.*                                 12,420
     365 Motorola, Inc.                                                   20,828
     750 National Semiconductor Corporation*                              19,453
     700 Xilinx, Inc.*                                                    24,544
                                                                      ----------
                                                                          93,668
                                                                      ----------

Electrical-Equipment                                           2.8%
     500 Honeywell, Inc.                                                  34,250
                                                                      ----------

Finance-Consumer Loans                                         1.0%
     100 Household International, Inc.                                    12,756
                                                                      ----------

Finance-Mortgage & Related Services                            3.1%
     700 Green Tree Financial Corporation                                 18,331
     965 The Money Store*                                                 20,265
                                                                      ----------
                                                                          38,596
                                                                      ----------

Household-Audio/Visual                                         1.0%
     200 Philips Electronics NV Holdings                                  12,100
                                                                      ----------

Insurance-Life                                                 1.5%
     400 Conseco, Inc.                                                    18,175
                                                                      ----------

Insurance-Property/Casualty/Title                              0.8%
     100 Hartford Financial Services                                       9,356
                                                                      ----------

Leisure-Hotels & Motels                                        3.3%
     500 Hilton Hotels Corporation                                        14,875
      75 Marriott International, Inc.                                      5,194
     478 Promus Hotels Corporation*                                       20,055
                                                                      ----------
                                                                          40,124
                                                                      ----------

Leisure-Gaming                                                 0.7%
     400 Mirage Resorts*                                                   9,100
                                                                      ----------

BERGER
IPT-100 Fund                                                   December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Leisure-Services                                               0.9%
     200 Royal Caribbean Cruises Ltd.                                 $   10,663
                                                                      ----------

Machinery-Construction/Mining                                  0.8%
     200 Caterpillar, Inc.                                                 9,713
                                                                      ----------

Medical-Dental-Supplies                                        1.4%
     560 Omnicare, Inc.                                                   17,360
                                                                      ----------

Medical-Drug/Diversified                                       1.1%
     200 Johnson & Johnson                                                13,175
                                                                      ----------

Medical-Hospitals                                              0.8%
     300 Tenet Healthcare Corporation*                                     9,938
                                                                      ----------

Medical-Outpatient/Home Care                                   0.7%
     300 Phycor, Inc.*                                                     8,100
                                                                      ----------

Office-Equipment & Automation                                  1.2%
     200 Xerox Corporation                                                14,763
                                                                      ----------

Oil & Gas-Drilling                                             1.3%
     400 Noble Drilling*                                                  12,250
      80 Transocean Offshore, Inc.                                         3,855
                                                                      ----------
                                                                          16,105
                                                                      ----------

Oil & Gas - Field Services                                     1.8%
     100 BJ Services Co.*                                                  7,194
     300 Halliburton Co.                                                  15,581
                                                                      ----------
                                                                          22,775
                                                                      ----------

Oil & Gas - International Integrated                           0.9%
     200 Texaco, Inc.                                                     10,875
                                                                      ----------

Oil & Gas - Machinery & Equipment                              1.9%
     400 Baker Hughes, Inc.                                               17,450
     100 Cooper Cameron Corporation*                                       6,100
                                                                      ----------
                                                                          23,550
                                                                      ----------

Paper & Paper Products                                         1.6%
     400 Kimberly-Clark Corporation                                       19,725
                                                                      ----------

BERGER
IPT-100 Fund                                                   December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Pollution Control-Equipment                                    2.0%
     820 United States Filter Corporation*                            $   24,549
                                                                      ----------

Pollution Control-Services                                     3.4%
     400 Allied Waste Industries, Inc.*                                    9,325
     850 USA Waste Industries, Inc.*                                      33,363
                                                                      ----------
                                                                          42,688
                                                                      ----------

Retail-Apparel/Shoe                                            1.8%
     200 Nordstrom, Inc.                                                  12,075
     300 TJX Companies                                                    10,313
                                                                      ----------
                                                                          22,388
                                                                      ----------

Retail-Department Stores                                       1.1%
     310 Federated Department Stores, Inc.*                               13,349
                                                                      ----------

Retail-Mail Order & Direct                                     0.5%
     168 Cendant Corporation*                                              5,782
                                                                      ----------

Retail-Miscellaneous/Diversified                               2.1%
     1,100 Republic Industries, Inc.*                                     25,644
                                                                      ----------

Retail-Restaurants                                             1.2%
     300 McDonald's Corporation                                       $   14,325
                                                                      ----------

Retail/Wholesale Computers                                     1.7%
     800 CHS Electronics, Inc.*                                           13,700
     200 Tandy Corporation                                                 7,713
                                                                      ----------
                                                                          21,413
                                                                      ----------

Retail/Wholesale-Office Supply                                 1.9%
     500 Office Depot*                                                    11,969
     800 Officemax                                                        11,400
                                                                      ----------
                                                                          23,369
                                                                      ----------

Retail/Wholesale-Building Products                             0.8%
     200 Lowes Cos., Inc.                                                  9,538
                                                                      ----------

Telecommunications-Equipment                                   3.1%
     400 Nokia Corporation ADR                                            28,000
     200 Tellabs, Inc.*                                                   10,575
                                                                      ----------
                                                                          38,575
                                                                      ----------

BERGER
IPT-100 Fund                                                  December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Telecommunications-Services                                    0.4%
     100 Teleport Communications Group, Inc. Class A*                      5,488
                                                                      ----------

Textile-Apparel Manufacturing                                  5.1%
     400 Jones Apparel Group, Inc.*                                       17,200
     600 Liz Claiborne, Inc.                                              25,088
     600 Tommy Hilfiger Corporation*                                      21,061
                                                                      ----------
                                                                          63,349
                                                                      ----------

Tobacco                                                        0.7%
     200 Philip Morris Companies, Inc.                                     9,063
                                                                      ----------

             Common Stock Total (Cost $1,086,242)                      1,090,398
                                                                      ----------

U.S. Government Obligations                                   17.8%
     120,000 FHLMA Discount Notes 4.90% 1/2/98                           119,988
     100,000 FNMA Discount Notes 5.74% 1/6/98                             99,921
                                                                      ----------
             U.S. Government Obligations Total (Cost $219,909)           219,909
                                                                      ----------

Total Portfolio Investments (Cost $1,306,151)**                       $1,310,307
                                                                      ----------

Total liabilities, less cash and other assets                 -6.2%     (76,415)
                                                                      ----------

Net Assets                                                   100.0%   $1,233,892
                                                                      ==========

----------------------------
  Percentages indicated are based on net assets of $1,233,892.
 *Non-income producing securities.
**Cost for federal income tax purposes is $1,308,156.

See notes to financial statements.

BERGER IPT-GROWTH AND INCOME FUND



Portfolio Manager's Commentary               Sheila Ohlsson and Patrick S. Adams

Performance

The past year was a very challenging one for stock market investors. The market began 1997 with incredible strength, led by large cap, big name "index" stocks such as Coke, Gillette and Procter & Gamble. After broadening out during the second and third quarters, the market ended the year in extreme volatility as concerns related to the turmoil in Southeast Asia began to adversely affect the U.S. stock market, and, once again, drove investors to index stocks that they consider to be safer havens in market storms. Because index stocks often are quite pricey, they usually do not fit our "growth at a reasonable price" investment style. As a result, the 24.99%/1/ annual total return of the Berger IPT-Growth & Income Fund (the "Fund") lagged the 33.36% return on the Standard & Poor's (S&P) 500/2/.

Year in Review

Technology stocks were particularly hard hit by aftershocks from the Asian crisis because these types of companies are thought to have the greatest exposure to this region, both in terms of sales and manufacturing. Earlier in the year, the Fund had as much as 20% of its total assets invested in the technology sector. As of December 31, we had reduced our holdings to 11.2% of total assets. This said, however, we also continue to believe that technology is driving the U.S. and world economies, and that, longer term, this sector will prove to be fertile ground for new investment opportunities. The early months of 1998 should give investors a better idea of what to expect in the future.

Oil services remained an important industry for the Fund in 1997, with approximately 8.7% of total Fund assets invested in this group. Investor concerns about exploration and production budgets for 1998, however, precipitated a significant correction that negatively impacted Fund performance. We believe that these concerns are overblown, that the fundamentals of the sector are intact and that investors will return to the group in 1998. In fact, stocks in this group are selling at very reasonable valuations relative to what we believe will be solid earnings growth in 1998 and 1999.

Healthcare and consumer stocks continue to be defensive sectors for the Fund and have little or no Asian exposure. During what we anticipate to be a choppy market in early 1998, we plan to allocate a greater portion of Fund assets to these groups. Financial stocks continue to be the Fund's largest sector allocation, with 23.7% of total assets invested in this group. A potential slowdown in U.S. economic growth, caused by problems in Asia, could actually benefit interest-rate sensitive financial stocks because a slowdown would greatly reduce the likelihood that the Federal Reserve Board would raise interest rates.

Looking Ahead

In terms of the Asian downturn, we see three potential implications for U.S. companies in the near term:

1. For companies that manufacture goods in Asia, it's a net positive, given that local currency devaluations lead to cheaper U.S. dollar costs.

2. For companies that sell to Asia, it's a net negative as revenue growth generated in that region will slow down, at least for a period of time.

3. Cheaper Asian exports will keep downward pressure on prices of competitive, U.S. manufactured goods.

We believe that fallout from the Asian situation will likely result in slower near-term U.S. economic growth. Slower growth should, as we noted above, make it less likely that the Fed will raise interest rates. Slower growth also can be a negative, however, because the pricing environment may not be quite as robust as it has been.

Going forward, we will continue to look for the highest quality companies selling at reasonable valuations. Overall, we feel 1998 will be a challenging market environment and that it will be even more imperative to be exceptionally discriminating in our stock selection.


/1/ Performance figures are based on historical results, including reinvestment of dividends and capital gains, and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/ The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. One cannot invest directly in an index.

                       ----------------------------------
                        Berger IPT-Growth & Income Fund
                          Average Annual Total Return
                            As of December 31, 1997
                       ----------------------------------
                          1 Year       Since Inception
                                            5/1/96
                       ----------------------------------
                          25.0%             21.9%
                       ----------------------------------

                           [LINE GRAPH APPEARS HERE]


              Comparison of Change in Value of $10,000 Investment
                     in Berger IPT-Growth and Income Fund
                     vs. S&P 500 and Cost of Living Index

Initial Investment $10,000                                       Value of Shares

               Berger IPT-Growth &
                  Income Fund          S&P 500       Cost of Living Index
               -------------------     -------       --------------------
  5/1/96            10,000             10,000              10,000
 6/30/96            10,020             10,309              10,026
 9/30/96            10,400             10,625              10,096
12/31/96            11,140             11,510              10,147
 3/31/97            11,190             11,821              10,237
 6/30/97            12,320             13,880              10,256
 9/30/97            14,110             14,918              10,313
12/31/97            13,924             15,345              10,333

           Past performance is not predictive of future performance.

BERGER
IPT-Growth & Income Fund                                       December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Common Stock                                          77.3%

Auto Manufacturers-Domestic                            1.3%
     400 Ford Motor Co.                                              $    19,475
                                                                     -----------
Banks-Money Center                                     1.0%
     140 Chase Manhattan Corporation                                      15,330
                                                                     -----------
Banks-Northeast                                        1.6%
     420 State Street Corporation                                         24,439
                                                                     -----------
Banks-Super Regional                                   1.7%
     650 Norwest Corporation                                              25,106
                                                                     -----------
Chemicals-Basic                                        0.6%
     200 Monsanto Co.                                                      8,400
                                                                     -----------
Commercial Services-Security/Safety                    1.6%
     472 Diebold, Inc.                                                    23,895
                                                                     -----------
Computer-Local Networks                                2.8%
     750 Cisco Systems, Inc.*                                             41,813
                                                                     -----------
Computer-Memory Devices                                0.4%
     185 Microchip Technology, Inc.*                                       5,550
                                                                     -----------
Computer-Services                                      1.9%
     600 HBO & Company                                                    28,800
                                                                     -----------
Computer-Software                                      3.0%
     200 Cambridge Technology Partners*                                    8,325
     700 Computer Associates International                                37,013
                                                                     -----------
                                                                          45,338
                                                                     -----------
Cosmetics/Personal Care                                1.2%
     300 Avon Products*                                                   18,413
                                                                     -----------
Electrical-Measuring Instruments                       0.6%
     500 Mettler Toledo International*                                     8,625
                                                                     -----------
Electrical-Semiconductor Equipment                     0.2%
     100 Lam Research Corporation*                                         2,925
                                                                     -----------
Electrical-Equipment                                   0.9%
     200 Honeywell, Inc.                                                  13,700
                                                                     -----------
Finance-Consumer Loans                                 0.9%
     100 Student Loan Marketing Holding Corp.                             13,913
                                                                     -----------

BERGER
IPT-Growth & Income Fund                                       December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Finance-Equity REIT                                   7.7%
     700 Crescent Real Estate Equities Co.                           $    27,563
   1,050 Innkeepers USA Trust                                             16,275
     991 Patriot American Hospitality Operating Co.                       28,553
     740 Starwood Hotels & Resource Trust                                 42,828
                                                                     -----------
                                                                         115,219
                                                                     -----------
Finance-Investment Bankers                            1.4%
     500 Charles Schwab Corporation                                       20,969
                                                                     -----------
Finance Services-Miscellaneous                        4.0%
     400 American Express                                                 35,700
     400 Morgan Stanley, Dean Witter, Discover & Co.*                     23,650
                                                                     -----------
                                                                          59,350
                                                                     -----------
Food-Miscellaneous Preparation                        0.9%
     250 Sara Lee Corporation                                             14,078
                                                                     -----------
Household-Housewares                                  1.3%
     455 Sunbeam Corporation                                              19,167
                                                                     -----------
Insurance-Multi Line                                  0.9%
     200 MGIC Investment Corporation                                      13,300
                                                                     -----------
Insurance-Property/Casualty/Title                     2.1%
     570 Mercury General Corporation                                      31,493
                                                                     -----------
Medical-Dental-Supplies                               0.6%
     200 Steris Corporation*                                               9,650
                                                                     -----------
Medical-Ethical Drugs                                 3.9%
     410 Eli Lilly Co.                                                    28,546
     400 Pfizer, Inc.                                                     29,825
                                                                     -----------
                                                                          58,371
                                                                     -----------
Medical-Hospitals                                     0.4%
     200 Tenet Healthcare Corporation*                                     6,625
                                                                     -----------
Medical-Products                                      1.7%
     400 Guidant Corporation                                              24,900
                                                                     -----------
Medical-Wholesale Drug/Sundries                       4.8%
     400 Bergen Brunswig Corporation, Class A                             16,850
     510 McKesson Corporation                                             55,176
                                                                     -----------
                                                                          72,026
                                                                     -----------
Office-Equipment & Automation                         1.5%
     300 Xerox Corporation                                                22,144
                                                                     -----------

BERGER
IPT-Growth & Income Fund                                       December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Oil & Gas-Drilling                                    3.2%
     500 Falcon Drilling Company, Inc.*                              $    17,531
     700 Noble Drilling*                                                  21,438
     400 Precision Drilling*                                               9,750
                                                                     -----------
                                                                          48,719
                                                                     -----------
Oil & Gas-Field Services                              4.6%
     300 BJ Services Co.*                                                 21,581
     400 Petroleum Geo Services ADR*                                      25,900
     265 Schlumberger, Ltd.                                               21,333
                                                                     -----------
                                                                          68,814
                                                                     -----------
Real Estate Operations                                2.4%
    1,400 Trammell Crow*                                                  36,050
                                                                     -----------
Retail-Apparel/Shoe                                   2.6%
     300 Nordstrom, Inc.                                                  18,113
     600 TJX Companies                                                    20,625
                                                                     -----------
                                                                          38,738
                                                                     -----------
Retail-Drug Stores                                    1.2%
     295 Rite Aid Corporation                                             17,313
                                                                     -----------
Retail-Mail Order & Direct                            1.8%
     400 Cendant Corporation*                                             13,750
     300 Williams Sonoma, Inc.*                                           12,563
                                                                     -----------
                                                                          26,313
                                                                     -----------
Retail-Major Discount Chains                          0.6%
     140 Dayton-Hudson Corporation                                         9,450
                                                                     -----------
Retail-Miscellaneous Diversified                      1.9%
     700 Hertz                                                            28,175
                                                                     -----------
Retail/Wholesale-Computers                            0.7%
     260 Tandy Corporation                                                10,026
                                                                     -----------
Retail/Wholesale-Office Supply                        0.5%
     500 Officemax                                                         7,125
                                                                     -----------

BERGER
IPT-Growth & Income Fund                                       December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Telecommunications-Equipment                          2.3%
     200 Nokia Corporation ADR                                       $    14,000
     400 Tellabs, Inc.*                                                   21,150
                                                                     -----------
                                                                          35,150
                                                                     -----------
Transportation-Airline                                1.2%
     286 US Airways Group, Inc.*                                          17,875
                                                                     -----------
Utility-Telephone                                     3.5%
   1,000 Cincinnati Bell, Inc.                                            31,000
     300 SBC Communications, Inc.                                         21,975
                                                                     -----------
                                                                          52,975
                                                                     -----------

           Common Stock Total (Cost $1,046,304)                        1,159,737
                                                                     -----------
Convertible Preferred                                 0.6%

Leisure-Services
     100 Royal Caribbean Cruises                                           8,506
                                                                     -----------

           Convertible Preferred Total (Cost $7,881)                       8,506
                                                                     -----------
Convertible Bonds                                     4.6%

Commercial Services-Miscellaneous                     0.6%
   4,000 Career Horizons, Inc. 7.00% due 11/1/02                           8,495
                                                                     -----------
Medical-Nursing Homes                                 1.3%
  18,000 Assisted Living 6.00% due 11/1/02                                19,530
                                                                     -----------
Oil & Gas-Drilling                                    0.9%
  10,000 Diamond Offshore Drilling 3.75% due 2/15/17                      13,525
                                                                     -----------
Pollution Control-Equipment                           0.2%
   2,000 U.S. Filter Corporation 6.00% due 9/15/05                         3,425
                                                                     -----------
Pollution Control-Services                            0.4%
   4,000 United Waste Systems 4.50% due 6/1/01                             5,550
                                                                     -----------
Retail-Miscellaneous Diversified                      1.3%
  10,000 Pier One Imports 5.75% due 10/1/03                               19,019
                                                                     -----------

           Convertible Bonds Total (Cost $70,712)                         69,544
                                                                     -----------

BERGER
IPT-Growth & Income Fund                                       December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                   Market Value
--------------------------------------------------------------------------------
U.S. Government Obligations                          17.3%

   110,000  FHLMA Discount Notes 4.90% 1/2/98                     $    109,985
   150,000  FNMA Discount Notes 5.59% 1/5/98                           149,908
                                                                  ------------

U.S. Government Obligations Total (Cost $259,893)                      259,893
                                                                  ------------

Total Investments (Cost $1,384,790)**                             $  1,497,680
                                                                  ------------

Total cash and other assets, less liabilities         0.2%               3,438
                                                                  ------------

Net assets                                          100.0%        $  1,501,118
                                                                  ============
---------------------

Percentages indicated are based on net assets of $1,501,118.
ADR-American Depository Receipts.
 *Non-income producing securities.
**Cost for federal income tax purposes is $1,385,608.

See notes to financial statements.

BERGER IPT-SMALL COMPANY GROWTH FUND


Portfolio Manager's Commentary                                     Bill Keithler

Performance

Against the backdrop of one of the most turbulent stock markets in recent memory, the Fund's annual total return was 21.21%/1/ compared to 22.36% for the Russell 2000/2/. The Russell 2000 Growth index/3/, which is a more accurate comparison for the Fund, was up 12.86% for the 12-month period ending December 31, 1997.

Year in Review

The year began with the Dow Jones Industrial Average hitting new highs, while the prices of most smaller capitalization growth stocks were declining. In the first quarter, the small cap Russell 2000 index was down 5% and the large cap Dow and Standard & Poor's (S&P) 500 indices were up. After bottoming in late April, small cap stocks exploded upward in a rally that extended through late September. Most small cap out performance occurred in May, when this Fund was up 15.45% during that month. Everything changed during the fourth quarter; the market generally, and small caps in particular, turned down on concerns about an economic crises in Asia. Small cap stocks quickly fell out of favor as investors shifted to high quality, "safer" investments such as large cap stocks, U.S. Treasury bonds and companies whose earnings prospects are less (or not) dependent on foreign business. Technology companies, which typically have significant business in Asia, became the market's prime target.

Although it has been difficult to find safe havens among smaller cap growth stocks in this market, some stocks/sectors performed relatively well for the Fund, including Allied Waste Industries (Environmental Services), CCA Prison Realty (Real Estate Services), Incyte Pharmaceuticals (Pharmaceuticals-Biomedical), Boron LePore and Associates (Healthcare Services), Lycos Inc. (New Age Media) and Rexall-Sundown (Consumer Products). Business service stocks generally did well, including advertising-related industries (radio and outdoor), computer services, consulting and education. These companies are U.S.- based and relatively insensitive to the economic cycle. Poor performing sectors included technology, especially semiconductor capital equipment companies, and energy services.

Technology holdings were relatively unchanged during the third and fourth quarters, although the composition of the holdings changed with the expansion of telecommunication companies, at the expense of semiconductor and other electronics companies. In September, we had 30.6% of total Fund assets invested in technology sectors; by year-end, the percentage was 29.1%. Also, we boosted our healthcare and business services exposure because these sectors exhibit many of the characteristics favored by the current market environment and contain many stocks with attractive valuations. We selectively took profits in the consumer sector, particularly among retailers, and to a lesser extent, in energy services.

Looking Ahead

Our outlook for 1998 is somewhat cautious. Although there is evidence of factors that have historically been favorable to the performance of small cap stocks, we feel these stocks will remain under pressure a while longer. Earnings reports are starting to come out and a spate of companies are pre-announcing earnings disappointments, which usually cause stocks to be weak. Many of these shortfalls are being blamed on weak demand in Asia. It remains to be seen if Asia is, indeed, the source of the problem and how much more the situation could worsen. Specifically, we need to see if Asia's economic weakness spreads to other economies, including the U.S., due to weak demand and heightened competition from lower cost importers. Until the magnitude of the crisis becomes clearer, we believe the market will continue to be risk averse and to favor bonds, larger companies and low-valued stocks.

In addition, there is concern about the prospect of a deflationary environment in which prices actually fall. The Asian crisis has heightened focus on this prospect because of the dramatically lower costs Asian countries now enjoy relative to the U.S. Even before the crisis, however, there were signs of deflation detectable in the general lack of pricing power at both the wholesale and retail level. While deflation is constructive for bond prices and, hence, interest rates, companies find it very difficult to continue to grow earnings when prices are falling. In such an environment stock prices don't usually advance.

A full-scale deflation, such as occurred in the 1930s, in our opinion, is a worst case scenario and highly unlikely. We believe that Asian events will have a negative impact on the U.S. economy, but not a catastrophic one. Once the magnitude of the Asian situation is determined, the market can return its focus to individual company fundamentals, which, in many cases, remain outstanding. Many small cap stocks have been sold down to levels that are near historic lows and we believe could present excellent buying opportunities. It is always difficult to buy into a panic, but if one is correct in their assessment of the investment merits of a purchased stock, it quite often turns out to be a rewarding decision.

/1/ Performance figures are based on historical results, including reinvestment of dividends and capital gains, and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/ The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies with market capitalizations of $172 million to $1.1 billion. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

/3/ The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratios than those in the Russell 2000 Value Index.

              Comparison of Change in Value of $10,000 Investment
                    in Berger IPT-Small Company Growth Fund
                   vs. Russell 2000 and Cost of Living Index

Initial Investment $10,000                                       Value of Shares

                     ------------------------------------
                     Berger IPT-Small Company Growth Fund
                          Average Annual Total Return
                            As of December 31, 1997
                     ------------------------------------
                       1 Year           Since Inception
                                           (5/1/96)
                     ------------------------------------
                       21.2%                 11.9%
                     ------------------------------------

                           [LINE GRAPH APPEARS HERE]

             Berger IPT-Small Company
                   Growth Fund             Russell 2000     Cost of Living Index
             ------------------------      ------------     --------------------
  5/1/96               10,000                  10,000              10,000
 6/30/96               10,530                   9,967              10,026
 9/30/96               10,720                  10,001              10,096
12/31/96                9,950                  10,521              10,147
 3/31/97                8,920                   9,977              10,237
 6/30/97               10,380                  11,595              10,256
 9/30/97               12,380                  13,320              10,313
12/31/97               12,060                  12,874              10,333

           Past performance is not predictive of future performance

BERGER
IPT-Small Company Growth Fund
Schedule of Investments

Shares, Units or
Principal Amount                                                   Market Value
--------------------------------------------------------------------------------

Common Stock                                          80.9%

Commercial Services-Advertising                        0.9%
    600  Lamar Advertising Company*                                 $    23,850
                                                                    -----------
Commercial Services-Miscellaneous                      2.5%
    1,000  FPA Medical Management, Inc.*                                 18,625
    2,100  Labor Ready, Inc.*                                            40,425
      500  Select Appointments*                                           9,125
                                                                    -----------
                                                                         68,175
                                                                    -----------
Commercial Services-Schools                            1.8%
    1,500  Devry, Inc.*                                                  47,813
                                                                    -----------
Computer-Graphics                                      0.8%
      400  Applied Graphics Technologies, Inc.*                          21,300
                                                                    -----------
Computer-Local Networks                                0.3%
      300  Daou Systems, Inc.*                                            9,375
                                                                    -----------
Computer-Memory Devices                                0.2%
      200  Microchip Technology, Inc.*                                    6,000
                                                                    -----------
Computer-Services                                      8.1%
      600  Ciber, Inc.*                                                  34,800
       50  Gartner Group, Inc.*                                           1,863
    1,100  HBO & Company                                                 52,800
    1,000  Lycos, Inc.*                                                  41,375
      774  Technology Solutions Company*                                 20,414
      800  Whittman-Hart, Inc.*                                          27,400
      600  Yahoo, Inc.*                                                  41,550
                                                                    -----------
                                                                        220,202
                                                                    -----------
Computer-Software                                      5.8%
    1,000  Cambridge Technology Partners*                                41,625
      700  CBT Group PLC ADR*                                            57,488
    2,100  Macromedia, Inc.*                                             17,456
    1,500  Quadramed Corporation*                                        41,250
                                                                    -----------
                                                                        157,819
                                                                    -----------

BERGER
IPT-Small Company Growth Fund
Schedule of Investments

Shares, Units or
Principal Amount                                                   Market Value
-------------------------------------------------------------------------------

Cosmetics/Personal Care                                  2.2%
      400  Nature's Bounty*                                         $    13,350
    1,500  Rexall Sundown, Inc.*                                         45,281
                                                                    -----------
                                                                         58,631
                                                                    -----------
Electronics-Measuring Equipment                          2.3%
    1,300  Genrad, Inc.*                                                 39,244
      600  Waters Corporation*                                           22,575
                                                                    -----------
                                                                         61,819
                                                                    -----------
Electronics-Miscellaneous Components                     0.6%
      470  Chicago Miniature Lamp, Inc.*                                 15,863
                                                                    -----------
Electronics-Parts Distributors                           0.6%
      600  Kent Electronics Corporation*                                 15,075
                                                                    -----------
Electronics-Semiconductor Equipment                      2.0%
      600  Ade Corporation*                                              10,500
      300  Asyst Technologies Corporation*                                6,525
      300  Etec System, Inc.*                                            13,950
      600  FEI Company*                                                   7,463
      500  Kulicke & Soffa Industries, Inc.*                              9,313
      300  PRI Automation, Inc.*                                          8,663
                                                                    -----------
                                                                         56,414
                                                                    -----------
Electronics-Semiconductor Manufacturing                  1.8%
      500  Cree Research, Inc.*                                           9,375
    1,000  Maxim Integrated Products, Inc.*                              34,500
      500  Tower Semiconductor Ltd.*                                      5,000
                                                                    -----------
                                                                         48,875
                                                                    -----------
Finance-Consumer Loans                                   0.7%
    1,500  Delta Financial Corporation*                                  20,063
                                                                    -----------
Finance-Equity REIT                                      1.6%
    1,000  CCA Prison Realty Trust                                       44,625
                                                                    -----------
Finance-Mortgage & Related Services                      0.5%
    1,200  Capital Trust Class A*                                        13,500
                                                                    -----------

BERGER
IPT-Small Company Growth Fund
Schedule of Investments

Shares, Units or
Principal Amount                                                   Market Value
-------------------------------------------------------------------------------

Finance-SBIC & Commercial                              2.3%
      800  Safeguard Scientifics, Inc.*                             $    25,100
      700  Sirrom Capital Corporation                                    36,488
                                                                    -----------
                                                                         61,588
                                                                    -----------
Financial Services-Miscellaneous                       1.3%
    1,000  Pre-Paid Legal Services, Inc.*                                34,188
                                                                    -----------
Household/Office Furniture                             0.9%
      800  Knoll, Inc.*                                                  25,700
                                                                    -----------
Insurance-Accident & Health                            1.0%
    1,175  Healthcare Recoveries, Inc.*                                  26,144
                                                                    -----------
Leisure-Hotels & Motels                                0.5%
    1,100  Suburban Lodges Of America, Inc.*                             14,644
                                                                    -----------
Leisure-Products                                       0.4%
      500  The North Face, Inc.*                                         11,000
                                                                    -----------
Media-Books                                            1.4%
    1,000  Scholastic Corporation*                                       37,500
                                                                    -----------
Media-Television/Radio                                 5.4%
      789  Chancellor Media Corporation*                                 58,879
      500  Clear Channel Communications*                                 39,719
    1,200  Cox Radio, Inc. Class A*                                      48,300
                                                                    -----------
                                                                        146,898
                                                                    -----------
Medical-Biomedical/Genetics                            2.1%
      500  Incyte Pharmaceuticals, Inc.*                                 22,500
      800  Medimmune, Inc.*                                              34,300
                                                                    -----------
                                                                         56,800
                                                                    -----------
Medical-Dental-Supplies                                2.6%
    1,400  Mentor Corporation                                            51,100
      600  Omnicare, Inc.                                                18,600
                                                                    -----------
                                                                         69,700
                                                                    -----------

BERGER
IPT-Small Company Growth Fund
Schedule of Investments

Shares, Units or
Principal Amount                                                   Market Value
--------------------------------------------------------------------------------

Medical-Drug/Diversified                                1.8%
      1,800  Boron LePore & Associates*                            $    49,500
                                                                   -----------

Medical-Ethical Drugs                                   1.9%
        200  Jones Medical Industries                                    7,650
        500  Medicis Pharmaceutical Corporation*                        25,563
        480  Theragenics Corporation*                                   17,280
                                                                   -----------
                                                                        50,493
                                                                   -----------

Medical-Outpatient/Home Care                            3.2%
        600  Harbinger Corporation*                                     16,875
        500  HEALTHSOUTH Corporation*                                   13,875
        125  Phycor, Inc.*                                               3,375
        900  Renal Care Group, Inc.*                                    28,800
        900  Total Renal Care Holdings, Inc.*                           24,750
                                                                   -----------
                                                                        87,675
                                                                   -----------

Medical-Products                                        0.8%
        600  Parexel International Corporation*                         22,200
                                                                   -----------

Oil & Gas-Drilling                                      1.2%
        400  Atwood Oceanics, Inc.*                                     18,950
        700  Marine Drilling Company, Inc.*                             14,525
                                                                   -----------
                                                                        33,475
                                                                   -----------

Oil & Gas-Field Services                                0.8%
        300  BJ Services Co.*                                           21,581
                                                                   -----------

Oil & Gas-US Exploration & Production                   1.6%
        500  Barrett Resources Co.*                                     15,125
        800  St. Mary Land & Exploration Company                        28,000
                                                                   -----------
                                                                        43,125
                                                                   -----------

BERGER
IPT-Small Company Growth Fund                                December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                  Market Value
--------------------------------------------------------------------------------

Pollution Control-Services                              2.7%
      1,250  Allied Waste Industries, Inc.*                       $    29,141
      1,000  Eastern Environmental Services, Inc.*                     22,000
      1,200  Newpark Resources, Inc.*                                  21,000
                                                                  -----------
                                                                       72,141
                                                                  -----------

Real Estate Operations                                  1.9%
      1,200  Fairfield Communities, Inc.*                              52,950

Retail-Apparel/Shoe                                     1.6%
        500  Men's Warehouse, Inc.*                                    17,375
        900  Pacific Sunwear of California*                            26,606
                                                                  -----------
                                                                       43,981
                                                                  -----------

Retail-Mail Order & Direct                              1.1%
        800  Black Box Corporation*                                    28,300
         50  Onsale, Inc.*                                                900
                                                                  -----------
                                                                       29,200
                                                                  -----------

Retail-Miscellaneous Diversified                        1.8%
        500  Guitar Center, Inc.*                                      11,500
        800  Michaels Stores, Inc.*                                    23,400
        600  Petco Animal Supplies, Inc.*                              14,400
                                                                  -----------
                                                                       49,300
                                                                  -----------

Retail-Restaurants                                      1.0%
      1,200  Dave & Buster's, Inc.*                                    27,000
                                                                  -----------

Retail-Supermarkets                                     1.3%
      1,000  Wild Oats Markets, Inc.*                                  36,063
                                                                  -----------

Telecommunications-Equipment                            3.0%
      2,000  Brightpoint, Inc.*                                        27,750
        500  Comverse Technology, Inc.*                                19,500
        700  Pairgain Technologies, Inc.*                              13,563
        800  Premisys Communications*                                  20,900
                                                                  -----------
                                                                       81,713
                                                                  -----------

BERGER
IPT-Small Company Growth Fund                                  December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------

Telecommunications-Services                                3.8%
        850  ACC Corporation*                                       $     42,925
      1,700  ICG Communications, Inc.*                                    46,325
        600  Winstar Communications, Inc.*                                14,963
                                                                    ------------
                                                                         104,213
                                                                    ------------

Tobacco                                                    0.8%
        800  Consolidated Cigar Holdings, Inc.*                           22,045
                                                                    ------------

                Common Stock Total (Cost $2,025,805)                   2,200,216
                                                                    ------------

U.S. Government Obligations                               19.1%

    120,000  FHLMA Discount Notes 4.90% 1/2/98                           119,984
     50,000  FNMA Discount Notes 5.59% 1/5/98                             49,969
    170,000  FNMA Discount Notes 5.74% 1/6/98                            169,864
    180,000  FNMA Discount Notes 5.64% 1/9/98                            179,773
                                                                    ------------
              U.S. Government Obligations Total
                (Cost $519,590)                                          519,590
                                                                    ------------

Total Investments (Cost $2,545,395)**                               $  2,719,806

Total liabilities, less cash and other assets              0.0%            (247)
                                                                    ------------

Net Assets                                               100.0%     $  2,719,559
                                                                    ============

---------------------------------

Percentages indicated are based on net assets of $2,719,559.
ADR-American Depository Receipts.
 *Non-income producing securities.
**Cost for federal income tax purposes is $2,545,735.

See notes to financial statements.

BERGER/BIAM IPT-INTERNATIONAL FUND


Portfolio Manager's Commentary     Bank of Ireland Asset Management (U.S.) Ltd.

Performance

The Berger/BIAM IPT-International Fund (the "Fund") had a total return of - 2.10%/1/ for the period ended December 31, 1997 compared to 2.06% for the MSCI EAFE Index/2/. The Fund's performance was aided primarily by holdings in Positive Banking, Healthcare Needs and Leading Consumer Franchises. Laggards, not surprisingly, were those themes and companies with exposure to Southeast Asia and the Pacific Rim.

The prevailing low interest rate environment worldwide has been one of the main linchpins of equity market strength. Accordingly, on a thematic basis, Positive Banking Environment added significant value to the portfolio in 1997. U.K.- quoted Barclays Bank performed very well during the second half of the year and was the biggest contributor to the theme's overall performance. Barclays' upward move was prompted by the release in August of larger-than-expected pre-tax profits and the simultaneous announcement of an expanded share buy-back program. Banco de Santander also benefited from good-earnings news during the first half of the year. Later it announced the sale of its stake in the U.S. bank, First Union, and said that it plans to use the proceeds to strengthen its balance sheet following an ambitious acquisition drive in Latin America.

The top performer in Healthcare Needs was Novartis, the Fund's largest holding. In the first full year since Novartis was created by the merger of Ciba Geigy and Sandoz, it became apparent that the benefits of the alliance were having a much quicker-than-anticipated impact on performance. Glaxo Wellcome also was an impressive performer during 1997. Even though its best-selling drug, Zantac, came off patent, new drugs to treat asthma, AIDS and migraine, among others, are expected to increase Glaxo's sales by 50% per annum over the next few years. Additionally, the company's research and development pipeline is well primed.

Consumer oriented stocks in Leading Consumer Franchises did well during the year. The largest holding in this theme, B.A.T. Industries, hit the news in the fourth quarter when it announced a merger between its financial services divisions and Zurich Insurance Group. This ended the company's year-long search for a means to release value for shareholders. The proposed merger will create an insurance giant with a market capitalization of approximately $37.3 billion, which would make the new entity the second largest insurer in Europe. The merger of Guinness and Grand Metropolitan was completed in December and the new company, which is called Diageo, is now the world's largest beverage company.

On the negative side, themes with companies quoted in, or with earnings exposure to, Southeast Asia and the Pacific Basin suffered during the year, including Infrastructural Development and Expanding Financial Services in Developing Markets. Another poor performer was Increased Consumer Spending in the Pacific Basin, which saw companies such as Indonesia-quoted HM Sampoerna and Philippines-quoted San Miguel hurt by the regional crisis.

Year In Review

Global equity markets, with the notable exception of Southeast Asia and the Far East, performed very strongly during 1997. The almost universal phenomena of steady economic growth and low inflation, which, for the last three years have been the springboards for rising share prices, underpinned the strong stock market performances.

Europe generally did well during the year on the back of lower interest rates, increased signs of economic recovery and evidence that management was paying greater attention to shareholders' interests. Despite fallout from the Asian crisis, European equity markets rallied to finish 1997 in a display of strength. The Swiss bourse was the best performing Continental European market over the year, and the Dutch and German exchanges also had good showings.

In the U.K., strong corporate earnings, particularly from the financial services sector and the expectation of corporate restructuring, provided the foundation for a solid year in the equity market. The main factor driving the market upwards over the year was a sharp fall in long-term interest rates. The U.K. economy is showing some signs of slowing down, with an apparent loss of momentum in industrial production and consumer spending.

The seven worst performing equity markets during 1997 were located in Asia, which experienced a succession of economic and political crises in the second half of the year. The Nikkei Stock Index/3/ managed to gain 22% during the second quarter in spite of disarray in the country's financial sector and the poor state of the domestic economy. However, the gain was short lived. During the second half of the year, Japan suffered from effects of the currency and political crises that started in Thailand in May and continued across Southeast Asia and into the Far East during the remainder of the year. The structural problems in Asia were exacerbated by the head-in-the-sand approach of political leaders in the region.


Looking Ahead

While Asia is trying to shake off the hangover of its property binge, we are unlikely to allocate any further funds to the region unless, and until, we see an overwhelming and decisive policy response by the various governments in the region. We believe this action is necessary to make the currencies bottom out and cause a turnaround in current account deficits. Until then, over capacity in sectors such as airlines, chemicals, steel, automobiles, cement and electronics, as well as excessive leverage in the region's financial systems, is likely to continue to undermine share prices. Asia's rehabilitation will be slow because its governments have been reluctant to admit the extent of their problems and this recalcitrance has damaged, rather than restored, confidence in the region.

For seven years, Japanese authorities have been attempting to tiptoe through the minefield that is their domestic financial sector. Problems throughout Asia now make reform in Japan even more urgent, and markets will be waiting for the Japanese to tackle their problems head on. To do this, the authorities must make a major move to reflate the economy from within because the easy route, i.e., external stimulation via the weak yen, has already failed.

On a macro-economic level, Japan has, thus far, failed to deal with the problems it faces. Selective Japanese companies, however, that have bitten the bullet in recent years and their restructured operations have delivered strong earnings growth, despite worsening GDP forecasts for the country as a whole. Consequently, during the second half of 1997 we invested in a number of Japanese companies which, on a relative valuation basis, look attractive compared to their global peers. We continue to monitor other Japanese companies for value opportunities.

In Europe and the U.K., the push for European Monetary Union will continue to play a strong role in equity market performance in 1998. As a result, merger and acquisition activity is expected to remain strong. Financial stocks are most likely to benefit from the moves but pharmaceuticals and telecommunications also are likely to stay high on the list of good performing stocks.


/1/Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

/3/The Nikkei Stock Index is a price-weighted index of 225 top-rated Japanese companies listed on the Tokyo Stock Exchange.


              Comparison of Change in Value of $10,000 Investment
                     in Berger/BIAM IPT-International Fund
                       vs. EAFE and Cost of Living Index

Initial Investment $10,000                                       Value of Shares

                    -------------------------------------
                      Berger/FIAM IPT-International Fund
                          Average Annual Total Return
                            As of December 31, 1997
                    -------------------------------------
                                Since Inception
                                   (5/1/97)
                    -------------------------------------
                                     -2.1%
                    -------------------------------------

                           [LINE GRAPH APPEARS HERE]

                      Berger
                IPT-International                       Cost of
                       Fund             EAFE          Living Index
                       ----             ----          ------------

  5/1/97              10,000           10,000            10,000
 6/30/97              10,170           11,243            10,006
 9/30/97              10,300           11,171            10,062
12/31/97               9,790           10,304            10,081

           Past performance is not predictive of future performance.

Berger/BIAM
IPT-International Fund                                       December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                                    Industry                       Market Value
-------------------------------------------------------------------------------------------------------------------------------
Common Stock                                                    96.8%

Australia                                                        6.3%
                      700  Broken Hill Proprietary +                                Resources                      $     6,499
                    4,800  National Australia Bank                                  Financials                          67,015
                   13,400  News Corporation                                         Media                               73,943
                    6,950  Telstra Corporation Ltd.* +                              Utilities                           14,671
                    2,700  WMC Ltd.                                                 Resources                            9,411
                                                                                                                   -----------
                                                                                                                       171,539
                                                                                                                   -----------

France                                                           2.4%
                      440  Michelin B                                               Auto Goods                          22,159
                      390  Total Co. Francase Perole Class B                        Utilities                           42,458
                                                                                                                   -----------
                                                                                                                        64,617
                                                                                                                   -----------

Germany                                                          6.7%
                      825  Hoechst                                                  Healthcare                          28,900
                      123  Mannesmann                                               Electrical/Engineering              62,169
                      560  Siemens +                                                Electrical/Engineering              33,162
                      580  Veba Ag                                                  Utilities                           39,506
                       31  Viag Ag +                                                Utilities                           16,703
                                                                                                                   -----------
                                                                                                                       180,440
                                                                                                                   -----------

Great Britain                                                   31.6%
                    8,000  B.A.T. Industries                                        Tobacco/Financial Services          73,203
                    2,725  Barclays PLC +                                           Financials                          72,824
                    9,800  BTR PLC                                                  Conglomerates                       29,784
                    3,450  Cable & Wireless PLC                                     Telecommunications                  30,486
                    2,700  Cadbury Schweppes                                        Food Manufacturing                  27,360
                    3,450  Diageo Ordinary*                                         Tobacco/Financial Services          31,882
                    1,350  EMI Group PLC Class B                                    Leisure & Entertainment             11,327
                    3,200  General Electric Co. PLC                                 Electrical/Engineering              20,851
                    2,400  Glaxo Wellcome PLC                                       Healthcare                          57,083
                    3,150  Granada Group PLC                                        Leisure & Entertainment             48,387
                    2,070  Kingfisher PLC                                           Retailer/Consumer Goods             28,993
                    4,624  Ladbroke Group PLC                                       Entertainment/Leisure/Toys          20,163
                    4,720  Lloyds TSB Group                                         Financials                          61,355
                    1,100  Premier Farnell                                          Distributor of Components            7,958
                    5,125  Prudential Corporation PLC                               Insurance                           62,133
                    4,600  Safeway PLC                                              Retailer/Consumer Goods             26,061
                    2,000  Scottish Power PLC +                                     Utilities                           17,772
                    7,340  Shell Transport & Trading Company +                      Utilities                           53,343
                    2,400  Siebe PLC                                                Electrical/Engineering              47,371
                    3,550  TI Group PLC                                             Electrical/Engineering              27,207
                    5,900  Vodafone Group PLC                                       Telecommunications                  42,781
                    1,575  Zeneca Group PLC                                         Healthcare                          55,593
                                                                                                                   -----------
                                                                                                                       853,917
                                                                                                                   -----------
Hong Kong                                                        1.8%
                    2,000  HSBC Holdings PLC                                        Financials                          49,308
                                                                                                                   -----------

Berger/BIAM
IPT-International Fund                                         December 31, 1997
Schedule of Investments

Shares, Units or
Principal Amount                                                                    Industry                       Market Value
-------------------------------------------------------------------------------------------------------------------------------
Indonesia                                                        0.8%
                    7,000  Gudang Garam                                             Tobacco                        $    10,659
                    8,000  HM Sampoerna                                             Tobacco                              6,036
                   11,500  Telekomunikasi                                           Telecommunications                   6,116
                                                                                                                   -----------
                                                                                                                        22,811
                                                                                                                   -----------

Ireland                                                          0.6%
                    5,850  Smurfit (Jefferson)                                      Forestry & Paper Products           16,530
                                                                                                                   -----------

Italy                                                            1.8%
                    1,123  Eni Spa Itl +                                            Oil                                  6,367
                    6,700  Telecom Italia * +                                       Utilities                           42,797
                                                                                                                   -----------
                                                                                                                        49,164
                                                                                                                   -----------

Japan                                                           15.0%
                    3,000  Canon, Inc.                                              Retailer/Consumer Goods             69,931
                    2,000  Dia Nippon Printing                                      Media                               37,572
                    2,000  Honda Motor +                                            Automobiles                         73,458
                    2,000  Kao Corporation                                          Food & Grocery                      28,831
                      100  Keyence Corporation*                                     Electronics & Instruments           14,799
                    1,000  Murata Manufacturing Co. +                               Electronics & Instruments           25,151
                    2,000  Shiseido Co.                                             Health & Personal Care              27,298
                      800  Sony Corporation +                                       Household Durables & Appliances     71,158
                    2,000  Takeda Chemical                                          Health & Personal Care              57,049
                                                                                                                   -----------
                                                                                                                       405,247
                                                                                                                   -----------

Malaysia                                                         0.4%
                    2,000  Hume Industries Malaysia                                 Infrastructure/Property              2,097
                    4,000  RHB Capital*                                             Financials                           1,933
                    7,000  Sime Darby Bhd                                           Conglomerates                        6,728
                    2,000  United Engineers**                                       Infrastructure/Property                833
                                                                                                                   -----------
                                                                                                                        11,591
                                                                                                                   -----------

Mexico                                                           0.5%
                    4,650  Grupo Financiero Banamex*                                Financials                          13,900
                                                                                                                   -----------

Netherlands                                                      9.4%
                    1,575  ABN-Amro Holdings                                        Financials                          30,700
                    1,800  Elsevier                                                 Media                               29,134
                    2,655  ING Groep                                                Financials                         111,886
                      800  Koninklijke PTT                                          Utilities                           33,398
                      625  Nutricia Ver Bedrijven                                   Food Manufacturing                  18,967
                      550  Royal Dutch Petroleum                                    Utilities                           30,207
                                                                                                                   -----------
                                                                                                                       254,292
                                                                                                                   -----------

Philippines                                                      0.2%
                    5,000  San Miguel                                               Food & Drinks                        6,111
                                                                                                                   -----------

Portugal                                                         0.3%
                      450  Electricidade De Portugal                                Utilities                            8,525
                                                                                                                   -----------

Singapore                                                        3.8%
                    4,000  City Development                                         Infrastructure/Property             18,544
                    4,000  Development Bank of Singapore                            Financials                          34,235
                    3,000  Fraser and Neave                                         Food & Drinks                       13,016
                    3,000  Singapore Press Holdings                                 Media                               37,623
                                                                                                                   -----------
                                                                                                                       103,418
                                                                                                                   -----------

Berger/BIAM
IPT-International Fund                                         December 31, 1997
Schedule of Investments


Shares, Units or
Principal Amount                                                       Industry                          Market Value
----------------------------------------------------------------------------------------------------------------------
Spain                                                        1.2%
         1,010  Banco de Santander                                     Financials                        $     33,743
                                                                                                         ------------

Switzerland                                                 13.9%
            35  Alusuisse Lonz +                                       Conglomerates                           33,588
            44  Nestle SA                                              Food Manufacturing                      65,880
            82  Novaritis AG-RE +                                      Healthcare                             132,928
             5  Roche Holding AG                                       Healthcare                              49,607
            50  Schw Ruckverischer                                     Insurance                               93,429
                                                                                                         ------------
                                                                                                              375,432
                                                                                                         ------------
                Total Common Stock (Cost $2,687,444)                                                        2,620,585
                                                                                                         ------------

Repurchase Agreement                                         1.3%
         34,000 Repurchase Agreement with State Street Bank, 5.00% dated
                December 31, 1997, to be repurchased at $34,009 on January 2, 1998, collateralized by Federal National Mortgage Association Notes, 5.00% -
                August 25, 2019 with a value of 39,200 (Cost $34,000)                                          34,000
                                                                                                         ------------

                                                            98.1%
Total Investments (Cost $2,721,444)***                                                                   $  2,654,585
                                                                                                         ------------
                                                             1.9%
Total cash and other assets, less liabilities                                                                  51,246
                                                                                                         ------------

Net Assets                                                 100.0%                                        $  2,705,831
                                                                                                         ============

--------------------------------
Percentages indicated are based on net assets of $2,705,831.
PLC-Public Limited Company.
  *Non-income producing securities.
 **Security is priced at fair value as determined by the Trustees.
***Cost for federal income tax purposes is $2,730,662.
   + Security has been designated as collateral for forward foreign currency contracts.

See notes to financial statements.

Statements of Assets and Liabilities
December 31, 1997


                                                           Berger             Berger          Berger-IPT        Berger/BIAM
                                                          IPT-100         IPT-Growth and     Small Company    IPT-International
                                                           Fund            Income Fund        Growth Fund          Fund
                                                      --------------      --------------     -------------    -----------------
Assets
Investments at cost                                      1,306,151             1,384,790         2,545,395            2,721,444
------------------------------------------------------------------------------------------------------------------------------------
Investments at value                                  $1,310,307              $1,497,680        $2,719,806           $2,654,585
Cash                                                       5,174                   2,246             5,191                  393
Foreign cash (cost $32,662)                                    -                       -                 -               31,436
Net unrealized appreciation on open forward                    -                       -                 -                9,087
 currency contracts
Receivables
    Fund shares sold                                         525                   1,468             8,144               21,622
    Investment securities sold                                 -                  43,447             3,019                    -
    Due from management company                           17,701                  16,177            21,199               32,471
    Dividends                                                374                   1,336               692                3,362
    Interest                                                   -                     589                 -                    -

------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                           1,334,081               1,562,943         2,758,051            2,752,956
------------------------------------------------------------------------------------------------------------------------------------

Liabilities

Payables
    Investment securities purchased                       87,400                  49,927                 -               24,089
    Fund shares redeemed                                       -                       -            22,683                    -
    Accrued investment advisory fees                         748                   1,335             2,133                2,003
    Accrued audit fees                                     5,750                   5,750             5,750               10,500
    Accrued legal fees                                         -                       -                 -                4,760
    Accrued transfer agency fees                             997                     995             1,158                1,678
    Accrued postage, printing & reports                      182                     155               269                  778
    Accrued custody fees                                   2,599                   1,150             3,976                1,758
    Accrued accounting fees                                2,500                   2,500             2,500                1,537
    Accrued administration fees                               13                      13                23                   22
------------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                        100,189                  61,825            38,492               47,125
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding           $1,233,892              $1,501,118        $2,719,559           $2,705,831
------------------------------------------------------------------------------------------------------------------------------------

Capital Shares

        Authorized (par value $.01)                    Unlimited               Unlimited         Unlimited            Unlimited
------------------------------------------------------------------------------------------------------------------------------------
        Shares outstanding                               111,085                 112,089           225,472              276,381

Net Asset Value, Offering and Redemption Price
 Per Share                                            $    11.11              $    13.39        $    12.06           $     9.79
------------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

Statements of Operations
For the year ended December 31, 1997

                                                           Berger             Berger          Berger-IPT        Berger/BIAM
                                                          IPT-100         IPT-Growth and     Small Company    IPT-International
                                                           Fund            Income Fund        Growth Fund          Fund*
                                                      --------------      --------------     -------------    -----------------
Investment Income:
Dividends                                             $        2,798      $        6,881     $       2,632     $        21,933
Interest                                                       6,724               7,824            12,000               7,715
Foreign tax withholding                                            -                   -                 -              (2,209)
-------------------------------------------------------------------------------------------------------------------------------
Total Income                                                   9,522              14,705            14,632              27,439
-------------------------------------------------------------------------------------------------------------------------------

Expenses:
Advisory fees                                                  5,119               4,872            11,890              13,368
Administration fees                                               68                  58               131                 148
Accounting fees                                               13,000              13,000            13,000               6,125
Audit fees                                                    12,865              12,834            13,123              11,875
Transfer agent fees and expenses                               8,045               7,835             8,391               3,504
Custodian fees and expenses                                    7,506               5,533            14,036               9,723
Reports to shareholders                                        1,788               1,613             1,838               1,407
Registration fees                                                 11                  11                10                 114
Legal fees                                                    13,809              16,257            13,454               9,827
Trustees' fees                                                   402                 397               463                 549
Other expenses                                                   101                  79               359                 249
-------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                62,714              62,489            76,695              56,889
-------------------------------------------------------------------------------------------------------------------------------

Less expenses reimbursed by advisor                          (55,910)            (56,020)          (61,554)            (39,083)
Less fees paid indirectly                                        (28)                  -                 -                   -
Less earnings credits                                           (759)               (785)           (1,119)             (3,211)
-------------------------------------------------------------------------------------------------------------------------------
Expenses-Net                                                   6,017               5,684            14,022              14,595
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                   3,505               9,021               610              12,844
-------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains (Losses)
from Investments and Foreign Currency Transactions:

Net realized gains (losses) from securities and
        foreign currency transactions                         81,346              46,735           (73,776)              4,516
Net change in unrealized appreciation (depreciation) from
        securities and foreign currency transactions         (23,122)             80,868           153,881             (58,827)
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains (Losses) from
Investments and Foreign Currency Transactions                 58,224             127,603            80,105             (54,311)
-------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets
Resulting from Operations                             $       61,729      $      136,624     $      80,715     $      (41 ,467)
===============================================================================================================================

*For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

See notes to financial statements.

Statements of Changes in Net Assets


                                                                      Berger                                  Berger
                                                                   IPT-100 Fund                      IPT-Growth and Income Fund
                                                   ----------------------------------------  ---------------------------------------
                                                                        For the period from                      For the period from
                                                        Year ended          May 1, 1996* to       Year ended        May 1, 1996* to
                                                    December 31, 1997     December 31, 1996    December 31, 1997   December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
From Operations
  Net investment income                             $           3,505     $             933    $           9,021   $         3,245
  Net realized gains (losses) from
  securities and foreign currency transactions                 81,346               (15,089)              46,735            (5,205)
  Net changes in unrealized appreciation (depreciation)
  from securities and foreign currency transactions           (23,122)               27,278               80,868            32,022
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets
  resulting from operations                                    61,729                13,122              136,624            30,062
------------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions
to Shareholders
Net investment income                                          (4,291)                    -              (10,988)                -
Net realized gains on investments                             (66,421)                    -              (41,693)                -
In excess of net realized gains on investments                      -                     -               (1,809)                -
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from
  Dividends and Distributions to Shareholders                 (70,712)                    -              (54,490)                -
------------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                     901,641               333,121            1,091,415           314,330
Issued in reinvestment of dividends                            70,710                     -               54,489                 -
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                       972,351               333,121            1,145,904           314,330
Payment for shares redeemed                                   (60,772)              (14,947)             (71,293)              (19)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                     911,579               318,174            1,074,611           314,311
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                             902,596               331,296            1,156,745           344,373


Net Assets
Beginning of period                                           331,296                     -              344,373                 -
------------------------------------------------------------------------------------------------------------------------------------
End of period                                       $       1,233,892        $      331,296       $    1,501,118   $       344,373
====================================================================================================================================

Composition of Net Assets
Capital (par value and paid in surplus)             $       1,229,753        $      318,174       $    1,388,922   $       314,311
Undistributed net investment income (loss)                        147                   933                1,278             3,245
Undistributed net realized gain (loss) from investments          (164)              (15,089)              (1,972)           (5,205)
Net unrealized appreciation (depreciation) from
  investments and foreign currency transactions                 4,156                27,278              112,890            32,002
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                          $       1,233,892        $      331,296       $    1,501,118   $       344,373
------------------------------------------------------------------------------------------------------------------------------------



Transactions in Fund Shares
Shares sold                                                    77,915                33,339               82,469            30,917
Shares issued to shareholders in reinvestment of distributions  6,664                     -                4,280                 -
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                        84,579                33,339               86,749            30,917
Shares repurchased                                             (5,379)               (1,454)              (5,575)               (2)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                              79,200                31,885               81,174            30,915
Shares outstanding, beginning of period                        31,885                     -               30,915                 -
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                             111,085                31,885              112,089            30,915
------------------------------------------------------------------------------------------------------------------------------------

*Commencement of investment operations.

See notes to financial statements.

Statements of Changes in Net Assets


                                                                               Berger                          Berger/BIAM
                                                                   IPT-Small Company Growth Fund          IPT-International Fund
                                                              ---------------------------------------- -----------------------------

                                                                                      For the
                                                                                    period from             For the period from
                                                                  Year ended       May 1, 1996* to             May 1, 1997* to
                                                               December 31, 1997  December 31, 1996           December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $       610        $       256                $    12,844
  Net realized gains (losses) from
  securities and foreign currency transactions                          (73,776)           (24,136)                     4,516
  Net changes in unrealized appreciation (depreciation)
  from securities and foreign currency transactions                     153,881             20,530                    (58,827)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets
  resulting from operations                                              80,715             (3,350)                   (41,467)
------------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions
to Shareholders
Net investment income                                                         -                  -                          -
Net realized gains on investments                                             -                  -                          -
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from
  Dividends and Distributions to Shareholders                                 -                  -                          -
------------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                             5,788,243            294,712                  2,827,321
Issued in reinvestment of dividends                                           -                  -                          -
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                               5,788,243            294,712                  2,827,321
Payment for shares redeemed                                          (3,440,761)                 -                    (80,023)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                             2,347,482            294,712                  2,747,298
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                     2,428,197            291,362                  2,705,831

Net Assets
Beginning of period                                                     291,362                  -                          -
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                       $ 2,719,559        $   291,362                $ 2,705,831
====================================================================================================================================

Composition of Net Assets
Capital (par value and paid in surplus)                             $ 2,642,040        $   294,712                $ 2,747,298
Undistributed net investment income (loss)                                1,020                256                     40,266
Undistributed net realized gain (loss) from investments                 (97,912)           (24,136)                   (22,906)
Net unrealized appreciation (depreciation) from
  investments and foreign currency transactions                         174,411             20,530                    (58,827)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $ 2,719,559        $   291,362                $ 2,705,831
------------------------------------------------------------------------------------------------------------------------------------


Transactions in Fund Shares
Shares sold                                                             494,997             29,268                    284,348
Shares issued to shareholders in reinvestment of distributions                -                  -                          -
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                                 494,997             29,268                    284,348
Shares repurchased                                                     (298,793)                 -                     (7,967)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                       196,204             29,268                    276,381
Shares outstanding, beginning of period                                  29,268                  -                          -
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                       225,472             29,268                    276,381
------------------------------------------------------------------------------------------------------------------------------------


*Commencement of investment operations.

See notes to financial statements.

Berger Institutional Products Trust
Notes to Financial Statements
December 31, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

     Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising Berger IPT-100 Fund ("IPT-100"), Berger IPT-Growth and Income Fund ("IPT-G&I"), Berger IPT-Small Company Growth Fund ("IPT-SCG") and Berger/BIAM IPT-International Fund ("IPT-International"), (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future. The Funds commenced investment operations on May 1, 1996, except for IPT-International which commenced investment operations on May 1, 1997.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger Associates, Inc. ("Berger"), the investment advisor to IPT-100, IPT-G&I and IPT-SCG and by BBOI Worldwide LLC ("BBOI"), the investment advisor to IPT-International.

     On April 15, 1996, Berger purchased 25,000 shares of each of IPT-100, IPT-G&I and IPT-SCG at a net asset value of $10.00 per share. On May 1, 1997, Berger purchased a variable annuity contract through which it indirectly owns 200,000 shares of the IPT-International for $2 million. At December 31, 1997, Berger, directly or indirectly, owned 24%, 23%, 11% and 72% of the outstanding shares of IPT-100, IPT-G&I, IPT-SCG and IPT-International, respectively.

Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

     The Funds are permitted to hold certain types of futures, forwards and options (except for IPT-International, which may only hold forward foreign currency exchange contracts) for the purpose of hedging the fund against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such investments and the assets being hedged, or unexpected price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities, if any, are included in Net Realized Gains (Losses) from Securities and Foreign Currency Transactions in the Statements of Operations.

Investment Valuation

     Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities that are traded on the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Funds are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

Calculation of Net Asset Value

     The per share calculation of net asset value is determined by dividing the total value of assets, less liabilities, by the total number of shares outstanding.

Federal Income Taxes

     It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

     Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

Foreign Currency Translation

     Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. Dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income

     Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, such dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities.

Common Expenses

     Certain expenses, which are not directly allocable to a specific Fund, are allocated to the Funds' on the basis of relative net assets.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS

     Berger serves as the investment advisor to IPT-100, IPT-G&I and IPT-SCG and BBOI serves as the investment advisor to IPT-International. Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") each own 50% of BBOI. BBOI has delegated the day-to-day portfolio management of IPT-International to BIAM. As compensation for their services to the Funds, Berger and BBOI receive an investment advisory fee, which is accrued daily at the applicable rate and paid monthly. The fees are based on an annual rate of each Fund's average daily net assets as follows: IPT-100 and IPT-G&I at .75 of 1% of average daily net assets; IPT-SCG and IPT-International at .90 of 1% of average daily net assets. As sub-advisor to IPT-International, BIAM receives a sub-advisory fee from BBOI at an annual rate of .40 of 1% of the average daily net assets of the Fund. BIAM has agreed to waive such sub-advisory fees for the period from May 1, 1997 to October 15, 2000. Berger and BBOI have agreed to waive their advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-100 and IPT-G&I, 1.15% of the average daily net assets of IPT-SCG and 1.20% of the average daily net assets of IPT-International.

     IPT-100, IPT-G&I and IPT-SCG have entered into administrative services agreements with Berger. The administrative services agreements provide for an annual fee of .01 of 1% of the average daily net assets of each Fund accrued daily and paid monthly. IPT-International has entered into an administrative services agreement with BBOI. The administrative services agreement provides for a fee at an annual rate of .01 of 1% of the average daily net assets of the Fund accrued daily and paid monthly. BBOI has delegated the day-to-day administrative duties to Berger. Berger receives a sub-administration fee from BBOI at an annual rate of .20 of 1% of the average daily net assets of IPT-International. Berger voluntarily waived such sub-administration fee for the period from May 1, 1997 to December 31, 1997.

     The Trust has entered into a recordkeeping and pricing agreement with Investors Fiduciary Trust Company ("IFTC"), who also serves as each Fund's custodian and transfer agent. The recordkeeping and pricing agreement provides for the monthly payment of a base fee per Fund plus a fee computed as a percentage of average daily net assets on a total relationship basis. IFTC's fees for custody, recordkeeping and pricing, or transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of the Fund held by IFTC as custodian or by credits received from directed brokerage transactions.

     DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. For the period ended December 31, 1997, the IPT-100 earned $28 for such credits. The IPT-G&I, IPT-SCG and IPT-International earned no credits during such period.

Certain officers and directors of Berger and BBOI are also officers and trustees of the Trust. Trustees who are not affiliated with Berger and BBOI received trustees' fees totaling $402, $397, $463 and $549 from IPT-100, IPT-G&I IPT-SCG, and IPT-International, respectively, for the year or period ended December 31, 1997.

3.  INVESTMENT TRANSACTIONS

A. Purchases and Sales

     Purchases and sales of investment securities (excluding short-term securities) for the year or period ended December 31, 1997, were as follows:

Fund                   Purchases              Sales
--------------------------------------------------------------------------------
IPT-100                $ 2,061,398            $ 1,322,116
IPT-G&I                  1,960,296              1,078,379
IPT-SCG                  3,853,480              1,967,932
IPT-International*       2,962,517                267,278

* Represents the period from May 1, 1997 (commencement of investment operations) through December 31, 1997.

     There were no purchases or sales of long-term U.S. Government securities during the year or period ended December 31, 1997.


B. Net Appreciation (Depreciation)

At December 31, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities was as follows:

                         Unrealized               Unrealized
Fund                   Appreciation           (Depreciation)              Net
--------------------------------------------------------------------------------
IPT-100                $   60,519             $  (58,368)        $      2,151
IPT-G&I                   120,074                 (8,002)             112,072
IPT-SCG                   313,718               (139,647)             174,071
IPT-International         198,624               (274,701)             (76,077)

C. Outstanding Forward Foreign Currency Contracts

     The table below indicates IPT-International's outstanding forward currency contracts at December 31, 1997:


                                                                                              Unrealized
                                   Contract         Maturity            Value on             Appreciation
            Currency                Amount            Date         December 31, 1997        (Depreciation)
-----------------------------------------------------------------------------------------------------------------
Buy     Australian Dollar            25,000           1/2/98         $     16,287             $    (100)
Buy     Italian Lira             11,380,000           1/2/98                6,433                   (31)
Sell    Swiss Franc                  70,000           1/7/98               48,393                   256
Sell    German Deutschemark          82,000          1/14/98               47,096                 1,325
Sell    British Pound                42,000          1/26/98               68,233                  (969)
Sell    Swiss Franc                  59,000          1/30/98               42,186                 1,677
Sell    Swiss Franc                  46,000          2/12/98               33,481                 1,854
Sell    British Pound                36,000          2/24/98               60,631                 1,414
Sell    Japanese Yen              4,402,000          2/27/98               35,160                 1,115
Sell    Japanese Yen             11,751,000           3/9/98               93,373                 2,352
Sell    Japanese Yen              4,402,000          3/16/98               34,328                   194
                                                                                              ----------------

                                                                                                 $9,087
                                                                                              ================


D. Federal Income Tax Status

     Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1997, 3.16% and 3.72% qualified for the dividends received deduction available to the corporate shareholders of IPT-100 and IPT-G&I Funds, respectively.

     The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for net operating losses and expiring capital loss carryforwards. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. During the year or period ended December 31, 1997, the following reclassifications were made:

                           IPT-SCG              IPT International
--------------------------------------------------------------------------------
Paid in Capital             (154)               ---

Undistributed Net
Investment Income            154                27,422

Undistributed Net
Realized Gain                ---               (27,422)


     At December 31, 1997, the Funds had capital loss carryovers, which may be used to offset future realized capital gains for Federal income tax purposes. Additionally, IPT-SCG incurred and elected to defer post-October 31 net capital losses of $43,056 to the year ended December 31, 1998. IPT-International incurred and elected to defer post-October 31 net capital losses and currency losses amounting to $31,115 to the year ended December 31, 1998.

     At December 31, 1997, IPT-SCG Fund had $16,903 and $39,861 in capital loss carryovers which expire in the years 2004 and 2005, respectively.

     Net capital loss carryovers utilized in 1997 by IPT-100 and IPT-G&I Funds amounted to $8,758 and $5,025, respectively.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout
the Periods Presented


                                                                  Berger                                   Berger
                                                               IPT-100 Fund                       IPT-Growth and Income Fund
                                                 ----------------------------------------   ----------------------------------------


                                                     Year ended          Period ended           Year ended          Period ended
                                                 December 31, 1997   December 31, 1996(a)   December 31, 1997   December 31, 1996(a)
                                                 -----------------   --------------------   -----------------   --------------------

Net Asset Value, Beginning of Period                   $     10.39         $     10.00            $     11.14        $     10.00
                                                 -----------------   -----------------      -----------------   ----------------

From Investment Operations
  Net investment income (loss)                                0.01                0.03                   0.01               0.10
  Net realized and unrealized
    gains (losses) from investments                           1.39                0.36                   2.75               1.04
                                                 -----------------   -----------------      -----------------   ----------------
  Total from investment operations                            1.40                0.39                   2.76               1.14

Less dividends and distributions
  Dividends (from net investment income)                     (0.04)                  -                  (0.10)                 -
  Distributions (from capital gains)                         (0.64)                  -                  (0.39)                 -
  Distributions in excess of capital gains                       -                   -                  (0.02)                 -
                                                 -----------------   -----------------      -----------------   ----------------
  Total dividends and distributions                          (0.68)                  -                  (0.51)                 -
                                                 -----------------   -----------------      -----------------   ----------------
Net Asset Value, End of period                         $     11.11         $     10.39            $     13.39        $     11.14
                                                 =================   =================      =================  =================

Total Return                                                 13.76%               3.90%(d)              24.99%             11.40%(d)
                                                 =================   =================      =================  =================

Ratios/Supplemental Data:
  Net Assets at end of period                          $ 1,233,892         $   331,296            $ 1,501,118        $   344,373
  Net expense ratio to average net assets                     0.88%               0.93%(b)               0.87%              0.94%(b)
  Ratio of net income to average net assets                   0.51%               0.50%(b)               1.39%              1.80%(b)
  Gross expenses to average net assets (c)                    9.18%               7.69%(b)               9.62%              7.70%(b)
  Portfolio turnover rate                                      246%                 56%(d)                215%                60%(d)
  Average Commission Rate                              $    0.0600         $    0.0590             $   0.0605         $   0.0756


-----------------------------
(a) For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.
(b) Annualized.
(c) During the period, certain expenses were reduced as a result of voluntary fee reductions, expenses reimbursements and/or earnings credits. If such reductions had not occurred, the ratios would have been as indicated. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

    See notes to financial statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout
the Periods Presented


                                                                  Berger                                   Berger/BIAM
                                                       IPT-Small Company Growth Fund                IPT-International Fund
                                                 ----------------------------------------   ----------------------------------------


                                                     Year ended          Period ended                    Period ended
                                                 December 31, 1997   December 31, 1996(a)            December 31, 1997(b)
                                                 -----------------   --------------------            --------------------
Net Asset Value, Beginning of Period                $      9.95           $     10.00                     $     10.00

From Investment Operations
  Net investment income (loss)                             0.00 (f)              0.01                            0.05
  Net realized and unrealized
    gains (losses) from investments                        2.11                 (0.06)                          (0.26)
                                                 --------------      ----------------                ----------------
  Total from investment operations                         2.11                 (0.05)                          (0.21)

Less dividends and distributions
  Dividends (from net investment income)                      -                     -                               -
  Distributions (from capital gains)                          -                     -                               -
  Distributions in excess of capital gains                    -                     -                               -
                                                 --------------      ----------------                ----------------
  Total dividends and distributions                           -                     -                               -
                                                 --------------      ----------------                ----------------
Net Asset Value, End of period                      $     12.06           $      9.95                     $      9.79
                                                 ==============      ================                ================

Total Return                                              21.21%                -0.50% (e)                      -2.10% (e)
                                                 ==============      ================                ================

Ratios/Supplemental Data:
  Net Assets at end of period                       $ 2,719,559           $   291,362                      $2,705,831
  Net expense ratio to average net assets                  1.06%                 0.95% (c)                       0.98% (c)
  Ratio of net income to average net assets                0.05%                 0.14% (c)                       0.86% (c)
  Gross expenses to average net assets (d)                 5.81%                 8.57% (c)                       3.83% (c)
  Portfolio turnover rate                                   194%                   80% (e)                         14% (e)
  Average Commission Rate                           $    0.0601           $    0.0391                      $   0.0220


-----------------------------
(a) For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.
(b) For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.
(c) Annualized.
(d) During the period, certain expenses were reduced as a result of voluntary fee reductions, expenses reimbursements and/or earnings credits. If such reductions had not occurred, the ratios would have been as indicated. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Net investment income was less than $0.01 per share.

    See notes to financial statements.

                       Report of Independent Accountants


To the Board of Trustees and Shareholders of Berger Institutional Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Berger Institutional Products Trust (the "Trust") at December 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP

Price Waterhouse LLP

Denver, Colorado
January 30, 1998

                Trustees of Berger Institutional Products Trust

                  Michael Owen, Chairman * Dennis E. Baldwin
     William M.B. Berger * Louis R. Bindner, P.E. * Katherine A. Cattanach
            * Paul R. Knapp * Gerard M. Lavin * Harry T. Lewis, Jr.
                              * William Sinclaire

                                   OFFICERS:

                                Gerard M. Lavin
                                  President
                      Berger Institutional Products Trust

                              William R. Keithler
                                  President
                     Berger IPT-Small Company Growth Fund

                               Patrick S. Adams
                                  President
                              Berger IPT-100 Fund
                        Berger IPT-Growth & Income Fund

                               Sheila J. Ohlsson
                                Vice President
                        Berger IPT-Growth & Income Fund

                                 Kevin R. Fay
                   Vice President, Secretary and Treasurer
                      Berger Institutional Products Trust

                               Janice M. Teague
                              Assistant Secretary
                      Berger Institutional Products Trust

                               David J. Schultz
                             Assistant Treasurer
                      Berger Institutional Products Trust


                              Investment Advisors
                            Berger Associates, Inc.
                              BBOI Worldwide LLC
                                 P.O. Box 5005
                            Denver, Colorado 80217
                       1-303-329-0200 or 1-800-333-1001

                               THE BERGER FUNDS
                      Together we can move mountains.(TM)

                        (C)1998 Berger Associates, Inc.